SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report         (Date of earliest event reported):      December 20, 2000


                              Emerson Electric Co.
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               (Exact Name of Registrant as Specified in Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                                     1-278
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                            (Commission File Number)

                                   43-0259330
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                    (I.R.S. Employer Indentification Number)


             8000 West Florissant Avenue, St. Louis, Missouri 63136
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                (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:               (314) 553-2000

Item 9.  Regulation FD Disclosure.
---------------------------------

     The following information is furnished pursuant to Regulation FD:

Emerson GAAP Underlying Orders - 13 Month Summary
-------------------------------------------------
(Trailing 3-month average versus prior year)


                                    Nov. '99       Dec. '99        Jan. `00       Feb. `00       Mar. '00
                                    --------       --------        --------       ---------      --------
Industrial Automation                 -5-0           flat            flat           +0-5           +0-5
HVAC                                  +0-5           +0-5            +0-5           +0-5           +0-5
Electronics and Telecom               +>20           +>20            +>20           +>20           +>30
Appliance and Tools                   +0-5           +0-5            +0-5           +0-5           +0-5
Process Control                       +0-5           +0-5            +0-5           flat           flat
  Total Emerson                       +0-5           +0-5            +0-5            +5            +5-10

                                    Apr. `00       May. `00        Jun. '00       Jul. '00       Aug. '00
                                    --------       --------        --------       --------       --------
Industrial Automation                 +0-5           +0-5            +0-5           +0-5           +0-5
HVAC                                   +5             +5             +5-10          +5-10          +5-10
Electronics and Telecom               +>30           +>20            +>30           +>30           +>30
Appliance and Tools                   +0-5           +0-5            +0-5           +0-5           -5-0
Process Control                       flat           flat            flat           flat           +0-5
  Total Emerson                       +5-10          +5-10           +5-10          +5-10          +5-10

                                    Sep. '00       Oct. '00        Nov. `00
                                    --------       --------        --------
Industrial Automation                 flat           -5-0            -5-0
HVAC                                  +0-5           flat            -5-0
Electronics and Telecom               +>30           +>30             +30
Appliance and Tools                   -5-0           flat            -5-0
Process Control                       +0-5           +0-5            +0-5
  Total Emerson                        +5             +5              +5


Nov. '00 Order Comments:

Industrial Automation continues to be dampened by considerable negative currency exchange. Excluding currency, growth is in the low to mid single-digits, with Europe and Asia stronger than the United States.

HVAC orders primarily reflect U.S. inventory channel overhang associated with air conditioning products. Excluding the impact of currency, Europe, Asia and Latin America are experiencing approximately 10 percent underlying growth in the first quarter.

Electronics and Telecom orders continue to be very strong. Robust demand for large UPS and precision air conditioning products is offsetting fluctuations in demand for embedded power and other areas. Overall, growth is strong in the United States, Europe, Asia and Latin America, with Europe considerably stronger than it was in 2000.

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

Appliance and Tools orders reflect appliance channel-related issues and recently
softer  consumer  demand.   Tool-related   demand  is  running  at  low  to  mid
single-digit levels.

Process orders reflect the continued success of PlantWeb and Emerson Performance Solutions, along with area-specific recoveries in the overall global market, with noticeable recent strengthening in natural gas-related projects.













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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EMERSON ELECTRIC CO.
                                          (Registrant)

Date:  December 20, 2000                  By:   s/H. M. Smith
                                             -----------------------------------
                                                H. M. Smith
                                                Assistant General Counsel and
                                                Assistant Secretary



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